MERRILL LYNCH
SHORT-TERM
GLOBAL INCOME
FUND, INC.




FUND LOGO





Quarterly Report

March 31, 1998






This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.Statements and other information herein are as dated and are subject to change.






Merrill Lynch
Short-Term Global
Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.


Officers and
Directors

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
Alex V. Bouzakis, Vice President
Donald C. Burke, Vice President
Edward F. Gobora, Vice President
Stephen Yardley, Vice President
Gerald M. Richard, Treasurer
Barbara G. Fraser, Secretary

Custodian
The Chase Manhattan Bank N.A.
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245


Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863




Merrill Lynch Short-Term Global Income Fund, Inc., March 31, 1998


DEAR SHAREHOLDER


The strength of the US economy and interest rate differentials favoring the US fixed-income market were significant fundamental factors holding the dollar at higher levels against the majority of global currencies throughout the first quarter of 1998. In addition, comments by US Government officials have demonstrated the Clinton Administration's preference for a stronger dollar.

Accordingly, during the three-month period ended March 31, 1998, Merrill Lynch Short-Term Global Income Fund, Inc. remained overweighted in dollar-bloc bond markets as counterpart bond markets continued to trade at lower levels. We also continued to hedge the Fund's non-US dollar denominated investments back to the US dollar. This strategy helped to limit the volatility of the Fund's net asset values, while the higher relative yields offered by the dollar-bloc bond markets enhanced income.

Our fixed-income positions emphasized the short-term areas of the markets in which we were invested. Approximately 85% of the Fund's net assets were invested in the United States. We also had exposures to the relatively high-yielding markets of Italy, New Zealand, the United Kingdom and Australia. We did not enter emerging Asian markets because we believed depreciating currencies would be likely to force interest rates to higher levels. We maintained fully hedged positions in Canada, which created a strong income stream while limiting price volatility from currency fluctuations. We primarily kept the Fund's bond positions at the short-term area of the yield curves of higher-yielding countries and generally hedged currency exposures back to the US dollar.


Market Review
North America
US bond prices were negatively affected during the March quarter on reports that the gross domestic product surged in the fourth quarter of 1997 to approximately 4.0%. In addition, the news that the employment cost index rose from 3.0% to 3.3% in the fourth quarter also negatively impacted bonds. These factors pushed up bond yields 30 basis points (0.30%) from the lows in late 1997. On the positive side, we believe that US markets are likely to be supported by reduced debt issuance by the US Government and the drag of reduced public spending on the economy. We will continue to monitor the US economy for evidence of reduced growth domestically resulting from the Asian currency crisis.

In Canada, the lack of price pressures did not restrain the Bank of Canada from moving interest rates higher. With inflation remaining below 2%, the central bank reacted to the economy growing at a 4% rate year-on-year, with new orders and shipments continuing at a record pace. As the central bank moved interest rates higher, it also warned investors of continuing tightening moves if the currency depreciated further. We expect the Asian crisis to markedly reduce Canada's commodity exports in the western part of the country. We believe this situation may moderate the central bank's stance.

Europe
Most European bond markets remained firm with long-term interest rates declining as inflationary results continued to surprise on the downside. Throughout Europe, consumer prices rose under 2% on an annualized basis and allowed longer-term bonds to remain firm. Similar inflationary results caused monetary policy easing by the central banks of various countries such as Italy and Spain, where short-term borrowing rates were reduced. As we ended the March quarter, European economies continued to show signs of sustainable economic growth. However, shorter-term bonds in core European markets were weaker in price as interest rate convergence will most likely push rates higher in Germany, France and other core markets. This scenario has become evident as various European Monetary Union convergence reports were released without any major problems. Italy and Belgium were criticized regarding the sustainability of the budgetary positions, but the green light was given to the start of the single currency with all eleven countries as scheduled. In addition, signs of bottoming inflationary cycles have been evident in various Nordic countries, the United Kingdom and Germany. Any evidence of inflation exceeding 2% in Germany with continued weakness in the Deutschemark would likely bring a prompt response by the Bundesbank.

European Union Finance Ministers met in January to discuss additional movement toward a single European currency. With the process continuing to maintain solid political backing, formal members are expected to be announced in the spring of 1998.

Pacific Basin
Both the New Zealand and Australian currencies were under pressure as competitive devaluation of currencies became prevalent in the region. Late in the March quarter, comments suggesting interest rate cuts would not be forthcoming in either country allowed some stabilization in currency and the short end of both yield curves.

Although the US dollar maintained its upward trend against the yen, US officials continued to express concern over the Japanese economy and its trade imbalance. In fact, recent data underline the need for government action to boost the economy and support the Asian region. The latest purchasing plans for durable goods in 1997 fell to 40.9 compared to 44.4 during the third quarter of 1997. This pessimism is generating a continued rising tide of bankruptcies and deterioration of the labor markets. Japanese markets were volatile prior to the Liberal Democratic Party's fifth stimulus package, which was finally announced at 16 trillion yen in late March. Even though this number was higher than expected, no real details were given, which casts doubt as to whether the package will be able to pull the worsening Japanese economy out of recession. The yen lost 5.6% of its value relative to the dollar for the month, falling from 126.10 at the beginning of the month to 133.00. Without a solid economic stimulus package, it is possible that the Japanese economy and the region as a whole could reexperience the currency crisis of late 1997. The Australian dollar and New Zealand dollar were also weaker relative to the US dollar, hurt by the weakening yen as well as the overall economic downturn in Asia. Therefore, we maintained a conservative outlook toward Asia.


In Conclusion
Looking ahead, we expect to maintain our positions in the short end of global money market yield curves, while hedging back into the US dollar. Investors tended to focus more on economic numbers and fiscal policy in March with the easing of military tensions in the Persian Gulf and calmer market conditions in Asia. US bonds were weaker as the US economy continued to show strong growth with little or no inflationary pressure on the consumer or producer front. The tightening labor markets remain the biggest area of concern with an additional 310,000 workers added to non-farm payrolls and wages showing a 4.1% increase year-on-year. The Federal Reserve Board left interest rates unchanged at its March Federal Open Market Committee meeting, continuing to wait for evidence of a slowdown from Asia which has yet to materialize. Overall, the US and European economies continue to show strong economic growth with little inflationary pressure while the situation in Japan and Asia continues to deteriorate.

We thank you for your continued investment in Merrill Lynch Short-Term Global Income Fund, Inc., and we look forward to reviewing our outlook with you again in our next report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Alex V. Bouzakis)
Alex V. Bouzakis
Vice President and
Senior Portfolio Manager



(Edward F. Gobora)
Edward F. Gobora
Vice President and Portfolio Manager



(Stephen Yardley)
Stephen Yardley
Vice President and Portfolio Manager



May 1, 1998



Merrill Lynch Short-Term Global Income Fund, Inc., March 31, 1998


PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent
Performance
Results*
                                                                                                              Standardized
                                                                 12 Month       3 Month    Since Inception    30-Day Yield
                                                               Total Return   Total Return   Total Return    As Of 3/31/98
ML Short-Term Global Income Fund, Inc. Class A Shares             +4.43%         +1.17%         +17.96%          5.33%
ML Short-Term Global Income Fund, Inc. Class B Shares             +3.60          +0.85          +26.30           4.82
ML Short-Term Global Income Fund, Inc. Class C Shares             +3.67          +0.69          +11.09           4.66
ML Short-Term Global Income Fund, Inc. Class D Shares             +4.03          +0.85          +31.63           5.15

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's inception dates are:Class A and Class C Shares, 10/21/94; and Class B and Class D Shares, 8/03/90.



Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/98                         +4.43%         +0.25%
Inception (10/21/94) through 3/31/98       +4.92          +3.68

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 3/31/98                         +3.60%         -0.36%
Five Years Ended 3/31/98                   +3.08          +3.08
Inception (8/03/90) through 3/31/98        +3.10          +3.10

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 3/31/98                         +3.67%         +2.67%
Inception (10/21/94) through 3/31/98       +3.10          +3.10

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/98                         +4.03%         -0.13%
Five Years Ended 3/31/98                   +3.61          +2.77
Inception (8/03/90) through 3/31/98        +3.65          +3.10

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch Short-Term Global Income Fund, Inc., March 31, 1998


SCHEDULE OF INVESTMENTS
                       Face        Maturity                                         Interest                    Percent of
COUNTRIES             Amount         Date                Issue                       Rate++          Value      Net Assets
Canada     C$        2,888,000      8/01/99     Government of Canada (1)             6.50 %      $   2,070,343       1.28%
                       500,000      2/01/00     Government of Canada (1)             5.50              352,180       0.21
                     5,400,000     12/29/99     Kingdom of Sweden (1)                8.25            3,975,190       2.45
                     2,350,000     12/29/99     Rabobank Nederland N.V. (2)          7.125           1,697,999       1.05
                     2,065,000     12/29/99     Toronto Dominion Australia (1)       6.25            1,471,087       0.91

                                                Total Investments in Canada
                                                (Cost--$9,606,461)                                   9,566,799       5.90

Germany    DM        4,500,000      5/15/00     Bundes Obligations (1)               5.875           2,521,900       1.56
                     4,000,000      4/17/98     German Treasury Bill (1)             3.36            2,162,426       1.33
                       701,749      4/07/98     Grand Cayman, Time Deposit (2)       3.10              379,940       0.23
                     8,363,592      4/07/98     Grand Cayman, Time Deposit (2)       3.187           4,528,203       2.80

                                                Total Investments in Germany
                                                (Cost--$9,690,854)                                   9,592,469       5.92

Italy      Lit   4,835,000,000     10/01/98     Buoni Poliennali del Tesoro
                                                (Italian Government Bonds)(1)        9.00            2,704,414       1.67

                                                Total Investments in Italy
                                                (Cost--$2,903,089)                                   2,704,414       1.67

New        NZ$      15,460,000      4/08/98     New Zealand Treasury Bill (1)        8.64            8,355,833       5.16
Zealand
                                                Total Investments in New Zealand
                                                (Cost--$8,788,326)                                   8,355,833       5.16

United     Pound     2,135,000      8/10/99     Abbey National PLC (2)               6.00            3,523,513       2.17
Kingdom    Sterling  1,300,000      2/25/00     Daimler Benz UK (2)                  7.00            2,168,342       1.34

                                                Total Investments in the United Kingdom
                                                (Cost--$5,549,954)                                   5,691,855       3.51

United     US$       7,000,000      4/07/98     BBL North America (2)                5.53            6,993,548       4.32
States               5,000,000      4/09/98     BTAB Holdings Funding Corp. (2)      5.65            4,993,722       3.08
                     7,000,000      4/06/98     Bank of Scotland Treasury
                                                Services PLC (2)                     5.47            6,994,682       4.32
                     7,000,000      5/06/98     Caisse des Depots et
                                                Consignations (2)                    5.53            6,962,365       4.30
                     7,000,000      4/15/98     Clipper Receivables Corp. (2)        5.54            6,984,919       4.31
                     7,000,000      4/20/98     Corporate Receivables Corp. (2)      5.53            6,979,570       4.31
                     7,500,000      4/06/98     Den Norske Bank ASA (2)              5.53            7,494,240       4.62
                    10,000,000      4/03/98     Federal Home Loan Mortgage
                                                Corp. (3)                            5.48            9,996,956       6.17
                    11,000,000      4/13/98     Federal Home Loan Mortgage
                                                Corp. (3)                            5.44           10,980,053       6.78
                     7,119,000     12/11/98     General Electric Capital
                                                Corp. (2)                            5.50            7,117,163       4.39
                     4,088,000      4/01/98     General Motors Acceptance
                                                Corp. (2)                            6.13            4,088,000       2.52
                     6,613,000      4/07/98     Greenwich Funding Corp. (2)          5.50            6,606,938       4.08
                     5,126,000     12/03/98     Landesbank Rhein (2)                 5.25            5,112,626       3.15
                     7,000,000      4/30/98     Mont Blanc Capital Corp. (2)         5.56            6,968,648       4.30
                     6,660,000      9/30/98     Novartis AG (2)                      4.00            6,588,072       4.07
                     7,000,000      4/15/98     Park Avenue Receivables Corp. (2)    5.55            6,984,892       4.31
                     7,000,000      4/03/98     Preferred Receivables Funding
                                                Corp. (2)                            5.51            6,997,857       4.32
                     7,000,000      4/17/98     Windmill Funding Corp. (2)           5.55            6,982,733       4.31

                                                Total Investments in the United States
                                                (Cost--$125,767,867)                               125,826,984      77.66


           Total Investments (Cost--$162,306,551)                                                  161,738,354      99.82

           Unrealized Appreciation on Forward Foreign Exchange Contracts++++                           190,020       0.12

           Other Assets Less Liabilities                                                               102,939       0.06
                                                                                                  ------------     -------
           Net Assets                                                                             $162,031,313     100.00%
                                                                                                  ============     =======

           Net Asset Value:    Class A--Based on net assets of $3,778 and
                                        487 shares outstanding                                    $       7.76
                                                                                                  ============
                               Class B--Based on net assets of $149,960,482 and
                                        19,535,733 shares outstanding                             $       7.68
                                                                                                  ============
                               Class C--Based on net assets of $16,398 and
                                        2,168 shares outstanding                                  $       7.56
                                                                                                  ============
                               Class D--Based on net assets of $12,050,655 and
                                        1,569,390 shares outstanding                              $       7.68
                                                                                                  ============

           Corresponding industry groups for securities (percent of net assets):
        (1)Sovereign Government Obligations--14.57%
        (2)Financial Services--72.30%
        (3)Sovereign/Regional Government Obligations--Agency--12.95%
         ++Commercial Paper and certain US Treasury and Foreign Treasury
           Obligations are traded on a discount basis; the interest rates shown represent the yield-to-maturity at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. Interest rates on floating rate securities are adjusted periodically based on appropriate indexes; the interest rates shown are those in effect at March 31, 1998.


       ++++Forward foreign exchange contracts as of March 31, 1998 were as follows:
                                                                  Unrealized
                                                Expiration       Appreciation
           Foreign Currency Sold                   Date         (Depreciation)

           C$                  13,923,574       April 1998      $    (3,722)
           DM                  17,573,644       April 1998           104,572
           Pound Sterling       3,442,791       April 1998          (18,384)
           Lit              5,531,001,399       April 1998            31,896
           NZ$                  7,178,189       April 1998            75,658

           Total Unrealized Appreciation on
           Forward Foreign Exchange Contracts--Net
           (US$ Commitment--$32,272,640)                        $    190,020

